Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

USB Auto Receivables LLC (the “Depositor”)	28 May 2025

U.S. Bank National Association (the “Sponsor”)

800 Nicollet Mall

Minneapolis, Minnesota 55402

Re:	USB Auto Owner Trust 2025-1 (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Depositor, Sponsor, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of motor vehicle retail installment sale contracts and/or installment loans secured by new or used automobiles, sport utility vehicles, crossovers, vans, trucks or other motor vehicles (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.

Labeled “IndirectAutoLoanTape_2025_04.xlsx” and the corresponding record layout and decode information, as applicable (the “Initial Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 April 2025 (the “Statistical Cut-off Date”) relating to a pool of motor vehicle retail installment sale contracts and/or installment loans secured by new or used automobiles, sport utility vehicles, crossovers, vans, trucks or other motor vehicles (the “Initial Preliminary Receivables”) that are expected to be representative of the Receivables,

ii.

Labeled “Indirect Auto Loan Tape 4_30 excluding DQ.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Statistical Cut-off Date relating to a pool of motor vehicle retail installment sale contracts and/or installment loans secured by new or used automobiles, sport utility vehicles, crossovers, vans, trucks or other motor vehicles (the “Preliminary Receivables”) that are expected to be representative of the Receivables and

iii.

Labeled “IndirectAutoLoanTape_2025_04_Type.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Statistical Cut-off Date relating to the Receivables,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.

The retail installment sale(s) contract, retail installment sale(s) contract simple finance charge, motor vehicle retail installment sale(s) contract simple finance charge, promissory note and security agreement, sale and security agreement, correction letter or other related documents (collectively and as applicable, the “Contract”),

ii.	Certain printed screen shots from the Sponsor’s servicing systems (the “Servicing System Screen Shots”) and

iii.

Certain printed screen shots from the Sponsor’s loan origination systems (the “Origination System Screen Shots”) that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A), as applicable,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File and Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and Data File is collectively the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Initial Preliminary Data File, Preliminary Data File, Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Initial Preliminary Data File, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Initial Preliminary Receivables, Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

28 May 2025

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Initial Preliminary Receivables from the Initial Preliminary Data File (the “Initial Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Initial Sample Receivables or the methodology they instructed us to use to select the Initial Sample Receivables from the Initial Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Initial Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

2.

For each motor vehicle retail installment sale contract and/or installment loan on the Initial Preliminary Data File and Preliminary Data File, we compared the loan identification number (each, a “Loan Account Number”), as shown on the Initial Preliminary Data File, to the corresponding Loan Account Number, as shown on the Preliminary Data File, and noted that:

a.	All of the Preliminary Receivables included on the Preliminary Data File were included on the Initial Preliminary Data File,

b.	1,953 of the Initial Preliminary Receivables included on the Initial Preliminary Data File were not included on the Preliminary Data File (the “Removed Initial Preliminary Receivables”) and

c.	12 of the Removed Initial Preliminary Receivables were Initial Sample Receivables (the “Removed Initial Sample Receivables”).

The Removed Initial Sample Receivables are Sample Receivable Numbers 1, 2, 3, 4, 20, 48, 52, 65, 67, 104, 105 and 111. The Sponsor, on behalf of the Depositor, instructed us not to perform any procedures on the Removed Initial Sample Receivables. For the avoidance of doubt, all references hereinafter to the Initial Sample Receivables and Sample Receivables (as defined herein) do not include Sample Receivable Numbers 1, 2, 3, 4, 20, 48, 52, 65, 67, 104, 105 and 111.

3.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 12 Preliminary Receivables that were not Initial Sample Receivables, as shown on the Preliminary Data File, from the Preliminary Data File (the “Additional Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Additional Sample Receivables or the methodology they instructed us to use to select the Additional Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 12 Additional Sample Receivables are referred to as Sample Receivable Numbers 151 through 162.

The 138 remaining Initial Sample Receivables and 12 Additional Sample Receivables are hereinafter referred to as the “Sample Receivables.”

Attachment A Page 2 of 2

4.	For each Sample Receivable, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

b.

Observed that the corresponding Contract contained a signature in the buyer signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the buyer signature section of such Contract.

5.

For each motor vehicle retail installment sale contract and/or installment loan on the Preliminary Data File and Data File, we compared the Loan Account Number, as shown on the Preliminary Data File, to the corresponding Loan Account Number, as shown on the Data File, and noted that:

a.	All of the Receivables included on the Data File were included on the Preliminary Data File,

b.	51 of the Preliminary Receivables included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Receivables”) and

c.	One of the Removed Preliminary Receivables was a Sample Receivable (the “Removed Sample Receivable”).

The Removed Sample Receivable is Sample Receivable Number 117. The Sponsor, on behalf of the Depositor, instructed us to not perform any further procedures on the Removed Sample Receivable.

6.

For the 149 Sample Receivables included on the Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, all as shown on the Preliminary Data File, to the corresponding information, as shown on the Data File. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan Account Number	LoanID	Servicing System Screen Shots	i.

Vehicle identification number	VIN	Servicing System Screen Shots and Contract

Origination date	OrigDate	Servicing System Screen Shots

Monthly P&I payment	MthlyPmtAmt	Servicing System Screen Shots

Original amount financed	OrigBal	Servicing System Screen Shots

First payment date	FirstPaymentDate	Servicing System Screen Shots

Original term to maturity	OrigTerm	(a) Servicing System Screen Shots,	ii.
(b) Contract or
(c) Servicing System Screen Shots and recalculation

Current APR	APR	Servicing System Screen Shots or Origination System Screen Shots	iii.

Vehicle type (new/used)	NewUsed	Servicing System Screen Shots	iv.

Vehicle year	VehicleYear	Servicing System Screen Shots or Origination System Screen Shots	v.

Vehicle make	VehicleMake	Servicing System Screen Shots	vi.

Vehicle model	VehicleModel	Servicing System Screen Shots	vi.

State/U.S. territory	BorrowerState	Servicing System Screen Shots

Adjusted vehicle value	CurrBal	Servicing System Screen Shots

Maturity date	MaturityDate	Servicing System Screen Shots

FICO score	FICO	Origination System Screen Shots

Original loan-to-value ratio	LTV	Origination System Screen Shots

Remaining term to maturity	PaymentsRemaining	Servicing System Screen Shots

Payment to income ratio	PTI	Origination System Screen Shots

Exhibit 1 to Attachment A Page 2 of 3

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the original term to maturity Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 6, 8, 9, 11, 15, 16, 18, 19, 21, 22, 26, 49, 54, 56, 71, 93, 99, 103, 106, 115, 117, 120, 130, 153, 154 and 161), the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source Document.

For the purpose of comparing the original term to maturity Sample Characteristic for Sample Receivable Numbers 6, 8, 9, 11, 15, 16, 18, 19, 21, 22, 26, 54, 56, 71, 93, 99, 103, 106, 115, 117, 120, 130, 153, 154 and 161, the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the original term to maturity Sample Characteristic for Sample Receivable Number 49, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original term to maturity by:

a.	Calculating the difference in months between the first payment date and maturity date, both as shown in the Servicing System Screen Shots, and

b.	Adding 1 to the result obtained in a. above.

iii.

For the purpose of comparing the current APR Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 5, 16, 17, 31, 34, 35, 36, 37, 39, 40, 41, 42, 62, 63, 76, 107, 116, 127, 138, 146, 150, 151 and 159), the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source Document.

For the purpose of comparing the current APR Sample Characteristic for Sample Receivable Numbers 5, 16, 17, 31, 34, 35, 36, 37, 39, 40, 41, 42, 62, 63, 76, 107, 116, 127, 138, 146, 150, 151 and 159, the Sponsor, on behalf of the Depositor, instructed us to use the Origination System Screen Shots as the Source Document.

iv.

For the purpose of comparing the vehicle type (new/used) Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the vehicle type (new/used) value, as shown on the Preliminary Data File, agreed with the corresponding vehicle type (new/used) value, as show in the corresponding Servicing System Screen Shots, in accordance with the decode table shown below:

Preliminary Data File Value	Servicing System Screen Shots Value

New	N

Used	U

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

v.

For the purpose of comparing the vehicle year Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 81), the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source Document.

For the purpose of comparing the vehicle year Sample Characteristic for Sample Receivable Number 81, the Sponsor, on behalf of the Depositor, instructed us to use the Origination System Screen Shots as the Source Document.

vi.

For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviations, hyphenations, truncations, punctuation, spelling errors, general vehicle descriptors or additional words or descriptions.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

23	Adjusted vehicle value	42,646.18	43,048.28
	Remaining term to maturity	72	71

152	State/U.S. territory	CO	NC